UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2008

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-33379	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

CME Group Inc. (the “Company”) is hereby filing the following documents to accommodate their incorporation by reference into the Company’s currently effective registration statements (the “Registration Statements”): (i) the audited consolidated financial statements of NYMEX Holdings, Inc. (“NYMEX Holdings”) as of December 31, 2007 and 2006, and for each of the years in the three-year period ended December 31, 2007 (the “Audited Financials”), and the independent registered public accounting firm’s reports related thereto; (ii) the unaudited consolidated financial statements of NYMEX Holdings as of and for the quarterly periods ended March 31, 2008 and 2007; (iii) the risk factors contained in Item 1A of NYMEX Holdings’ Annual Report on Form 10-K for the fiscal year ended December 31, 2007; (iv) the audited consolidated financial statements of CBOT Holdings, Inc. (“CBOT Holdings”) as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006 (the “CBOT Audited Financials”), and the independent registered public accounting firm’s reports related thereto; and (v) the unaudited consolidated financial statements of CBOT Holdings as of and for the quarterly periods ended March 31, 2006 and 2007, which are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively.

The consent of KPMG LLP, NYMEX Holdings’ independent registered public accounting firm, to the incorporation by reference in the Registration Statements of their reports dated February 29, 2008 related to the Audited Financials is attached hereto as Exhibit 23.1.

The consent of Deloitte & Touche LLP, CBOT Holdings’ independent registered public accounting firm, to the incorporation by reference in the Registration Statements of their reports dated February 27, 2007 related to the CBOT Audited Financials is attached hereto as Exhibit 23.2.

The Company is also filing as Exhibit 12.1 the computation of its ratio of earnings to fixed charges for each of the five fiscal years ended December 31, 2007 and for the three months ended March 31, 2008.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

See exhibit index hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

By:	/s/ Jill Harley
Jill Harley Managing Director and Chief Accounting Officer

Date: August 1, 2008

EXHIBIT INDEX

Exhibit 12.1	Computation of Ratio of Earnings to Fixed Charges.

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 23.2	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Consolidated financial statements (Audited) of NYMEX Holdings, Inc.

Exhibit 99.2	Consolidated financial statements (Unaudited) of NYMEX Holdings, Inc.

Exhibit 99.3	Risk Factors from Item IA of the NYMEX Holdings, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

Exhibit 99.4	Consolidated financial statements (Audited) of CBOT Holdings, Inc.

Exhibit 99.5	Consolidated financial statements (Unaudited) of CBOT Holdings, Inc.